ECLIPSE FUNDS INC.

MainStay 130/30 Core Fund	MainStay Moderate Allocation Fund
MainStay 130/30 Growth Fund	MainStay Moderate Growth Allocation Fund
MainStay 130/30 International Fund	MainStay S&P 500 Index Fund
MainStay Cash Reserves Fund	MainStay Short Term Bond Fund
MainStay Conservative Allocation Fund	MainStay Retirement 2010 Fund
MainStay Floating Rate Fund	MainStay Retirement 2020 Fund
MainStay Growth Allocation Fund	MainStay Retirement 2030 Fund
MainStay Growth Equity Fund	MainStay Retirement 2040 Fund
MainStay Indexed Bond Fund	MainStay Retirement 2050 Fund
MainStay Intermediate Term Bond Fund	MainStay U.S. All Cap Fund

ICAP FUNDS INC.

MainStay ICAP Equity Fund	MainStay ICAP International Fund
MainStay ICAP Global Fund	MainStay ICAP Select Equity Fund

Supplement dated February 26, 2010 (“Supplement”) to the Prospectuses and Statement of Information (“SAI”) for the series listed above (“Funds”) of Eclipse Funds Inc. and ICAP Funds, Inc., each dated February 26, 2010

This Supplement updates certain information contained in the above-dated Prospectuses and SAI. You may obtain copies of the Funds’ Prospectuses and SAI free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn:  MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the internet on the Funds’ website at mainstayinvestments.com.  Please review this important information carefully.

After the close of business on February 26, 2010, each Fund is expected to reorganize with and into a corresponding “shell” series (each a “New Fund”) of MainStay Funds Trust, a recently organized Delaware statutory trust (each a “Reorganization”).  Upon closing of each respective Reorganization, shareholders of the relevant Fund will own shares of the corresponding class of the corresponding New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization.  Until the Reorganizations occur, the Funds will remain series of Eclipse Inc. or ICAP Inc., as applicable, and all references in the Prospectuses and SAI to the Funds being series of MainStay Funds Trust shall be revised to refer to the Funds as being series of Eclipse Funds, Inc. or ICAP Funds, Inc., as applicable.  Upon the completion of the Reorganizations, the Funds will no longer be offered to the public as series of Eclipse Inc. or ICAP Inc., but investors will be permitted to invest in the corresponding New Funds.

Please be advised that investors who place an order to purchase shares of a Fund on February 26, 2010 are expected to become shareholders of the corresponding class of the corresponding New Fund upon closing of the respective Reorganization.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.